                                  Exhibit 10 S
                                  ------------

                   Amendment to Executive Severance Agreement
                           with Edward J. Kelly, III

                                                                    Exhibit 10 S

                   AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT

     This Agreement, entered into as of February 21, 2002, amends the Executive Severance Agreement dated February 2, 2001 by and between Mercantile Bankshares Corporation, Mercantile-Safe Deposit and Trust Company and Edward J. Kelly, III.

     Section 1(c) of the Executive Severance Agreement is hereby amended to read as follows:

     "(c) "Change of Control Period" shall mean the period commencing on the
           ------------------------
          date hereof and ending on the third anniversary of such date; provided, however, that commencing on the date one year after the date
          --------  -------
          hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof hereinafter referred to as the "Renewal Date"), the Change of Control Period shall be extended automatically so as to terminate on the third anniversary of such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice that the Change of Control Period shall not be so extended, but no such notice shall be given by the Company which would cause the Change of Control Period to expire during the term of any employment agreement between the Company and the Executive."

     As so amended, the Executive Severance Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this instrument as of February 21, 2002.

WITNESS:


/s/ Alan D. Yarbro                          /s/ Edward J. Kelly, III      (SEAL)
------------------------                    ------------------------------------
ALAN D. YARBRO                              EDWARD J. KELLY, III



ATTEST:                                     MERCANTILE BANKSHARES
                                            CORPORATION

/s/ Alan D. Yarbro                          By:/s/ Jack E. Steil          (SEAL)
------------------------                       ---------------------------------
ALAN D. YARBRO                                 JACK E. STEIL
Secretary                                      Executive Vice President

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ATTEST:                                 MERCANTILE-SAFE DEPOSIT AND
                                         TRUST COMPANY

/s/ Alan D. Yarbro                      By: /s/ J. Marshall Reid          (SEAL)
----------------------------               ------------------------------------
ALAN D. YARBRO                             J. MARSHALL REID
Secretary                                  President

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